UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2020

ONE LIBERTY PROPERTIES, INC.

(Exact name of Registrant as specified in charter)

Maryland	001-09279	13-3147497
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303,
Great Neck, New York	11021
(Address of principal executive offices)	(Zip code)

516-466-3100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OLP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 19, 2020, we entered into an amended and restated equity offering sales agreement (the “Sales Agreement”) with each of D.A. Davidson & Co. and B. Riley Securities, Inc. (each, an “Agent,” and collectively, the “Agents”), to sell shares of our common stock, par value $1.00 per share (the “Shares”), having an aggregate sales price of up to $36,158,222, from time to time, through an “at the market” equity offering program (the “Program”).  Since the commencement of the Program on August 9, 2019 through August 19, 2020, no Shares have been sold, and therefore, as of August 19, 2020, we may offer and sell Shares having an aggregate sales price of up to $36,158,222.

The sales, if any, of the Shares made under the Sales Agreement will be made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. Actual sales will depend on a variety of factors to be determined by us from time to time.

The Shares will be issued pursuant to our shelf registration statement on Form S-3 (File No. 333-237241).  Concurrently herewith, we are filing a prospectus supplement (the “Prospectus Supplement”), dated August 19, 2020, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.

We will pay each Agent a commission for its services in acting as agent in the sale of common stock that will not exceed, but may be lower than, 2% of the gross sales price per share of all shares sold through such Agent as agent under the Sales Agreement.  The Agents are also entitled to reimbursement of certain of their  expenses in an aggregate amount not to exceed $50,000 for each twelve-month period during the term of the Sales Agreement commencing on August 9, 2019; provided, however, that we are not required to reimburse the Agents if Shares in aggregate amount equal to or greater than $5 million are sold during such twelve-month period.  Neither Agent is required to sell any specific number or dollar amount of Shares and each Agent has agreed to use its commercially reasonable efforts, as our agent and subject to the terms of the sales agreement, to sell the Shares offered by the Prospectus Supplement, as instructed by us.  We are not obligated to sell any Shares under the Sales Agreement and may at any time suspend solicitation and offers under such agreement.  The offering of Shares pursuant to the Sales Agreement will terminate upon the earlier of (1) the sale of all common stock subject to the Sales Agreement and (2) the termination of the Sales Agreement by us or either Agent, as to itself, as permitted therein.

Under the terms of the Sales Agreement, we may also sell Shares to an Agent as principal for its own account at a price agreed upon at the time of sale.  If we sell Shares to an Agent as principal, we will enter into a separate terms agreement with such agent.

In the ordinary course of their business, the Agents and/or their respective affiliates may have in the past provided, and may continue to provide, certain commercial banking, financial advisory, investment banking and other services for us for which the Agents and/or their respective affiliates have received and may continue to receive customary fees and commissions.  In addition, the Agents have advised that from time to time, such agents and/or their respective affiliates have in the past effected, and may continue to effect, transactions for their own account or the account of customers, and have held, and may continue to hold, on behalf of themselves or their customers, long or short positions in our equity securities or loans.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there by any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description is qualified in its entirety by reference to the full text of the Sales Agreement, which is attached as Exhibit 1.1 to this Current Report.

Also attached hereto as Exhibit 5.1 is the opinion of Dentons US LLP relating to the legality of the Shares.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits.

In reviewing the agreement included as an exhibit to this Current Report on Form 8-K, please remember it is included to provide you with information regarding its terms and is not intended to provide any other factual or disclosure information about us or the other party to the agreement. The agreement contains representations and warranties by each of the parties thereto. These representations and warranties have been made solely for the benefit of the other party to the agreement and:

●	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

●	have been qualified by disclosures that were made to the other party in connection with the negotiation of the agreement, which disclosures are not necessarily reflected in the agreement;

●	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

●	were made only as of the date of the agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments. Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time.

Exhibit No.	Description of Document

1.1	Amended and Restated Equity Offering Sales Agreement by and among the Agents and the Registrant.

5.1	Opinion of Dentons US LLP.

23.1	Consent of Dentons US LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE LIBERTY PROPERTIES, INC.

Date: August 19, 2020	By:	/s/ David W. Kalish
David W. Kalish
Senior Vice President and Chief
Financial Officer

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